UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2021

BROADSTONE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39506	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Portman Mews South Marylebone, London W1H 6AY United Kingdom	W1H 6AY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 207 725 0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	BSN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	BSN	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BSN WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 14, 2021, Broadstone Acquisition Corp. (“Broadstone”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of June 10, 2021 (the “Business Combination Agreement”), by and among Broadstone, Vertical Aerospace Ltd., a Cayman Islands exempted company (“PubCo”), Vertical Merger Sub Ltd., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), Vertical Aerospace Group Ltd., a private limited company incorporated under the laws of England and Wales (“Vertical”), Vincent Casey (solely in his capacity as the representative of the shareholders of Vertical), and the shareholders of Vertical party thereto (the “Vertical Shareholders”). The Business Combination is described in the definitive proxy statement filed by Broadstone and Pubco with the U.S. Securities and Exchange Commission (the “SEC”) on December 1, 2021 (the “Proxy Statement”) and incorporated herein by reference.

Present at the Extraordinary General Meeting were holders of 27,362,346 ordinary shares, $0.0001 par value, of Broadstone (“Ordinary Shares”), in person or by proxy, representing approximately 71.69% of the voting power of the Ordinary Shares as of November 10, 2021, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 38,162,876 Ordinary Shares issued and outstanding.

The final voting results for each matter submitted to a vote of the Broadstone shareholders at the Extraordinary General Meeting are set forth below:

Approval of the Business Combination Proposal

Broadstone’s shareholders approved by ordinary resolution the Business Combination, including each of (a) the surrender for nil consideration and cancellation of the Broadstone private warrants, and upon the effectiveness of such merger, (b) the merger of Broadstone with Merger Sub (the “Merger”), with Broadstone surviving the Merger and the shareholders of Broadstone (save for holders of Class B ordinary shares of Broadstone and Broadstone private warrants) becoming shareholders of Pubco, with Pubco becoming a new public company, (i) the acquisition of the Class B ordinary shares of Broadstone by Pubco in consideration for ordinary shares of Pubco, and (ii) the acquisition of 100% of the outstanding ordinary shares of Vertical by Pubco in consideration for ordinary shares of Pubco (the “Share Acquisition”), the (c) adoption of the Amended and Restated Memorandum and Articles of Association of Pubco and (d) the other transactions contemplated by the Business Combination Agreement (together with the Merger and Share Acquisition, the “Proposed Transactions”) (the “Business Combination Proposal”). The voting results with respect to the Business Combination Proposal were as follows:

For	Against	Abstain
23,985,387	3,306,384	70,575

Approval of the Merger Proposal

Broadstone’s shareholders approved by special resolution that (a) the plan of merger, to be dated December 15, 2021, be approved and authorized and (b) the Merger of Broadstone with and into Merger Sub with Broadstone surviving the Merger be authorized (the “Merger Proposal”). The voting results with respect to the Merger Proposal were as follows:

For	Against	Abstain
23,985,647	3,306,279	70,420

Approval of the Share Issuance Proposal

Broadstone’s shareholders approved by ordinary resolution, for the purposes of complying with applicable New York Stock Exchange (“NYSE”) listing rules, the issuance of more than 20% of Broadstone’s issued and outstanding ordinary shares in financing transactions in connection with the Proposed Transactions. The voting results with respect to the Share Issuance Proposal were as follows:

For	Against	Abstain
23,983,824	3,307,379	71,143

Approval of the Pubco Incentive Plan Proposal

Broadstone’s shareholders approved by ordinary resolution the Vertical Aerospace Ltd. 2021 Incentive Award Plan (the “Pubco Incentive Plan”), which will become effective on the closing of the Merger and will be used by Pubco following the completion of the Proposed Transactions (the “Pubco Incentive Plan Proposal”). The voting results with respect to the Pubco Incentive Plan Proposal were as follows:

For	Against	Abstain
22,965,189	4,322,001	75,156

Approval of the Adjournment Proposal

Broadstone’s shareholders approved by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting there are not sufficient votes to approve one or more proposals presented to Broadstone’s shareholders for vote (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

For	Against	Abstain
23,983,651	3,306,783	71,912

Broadstone expects the Business Combination to close on or about December 16, 2021, subject to the satisfaction of customary closing conditions, and Pubco’s ordinary shares and warrants to commence trading on the NYSE under the ticker symbols “EVTL” and “EVTLW”, respectively, on or about December 16, 2021.

Forward Looking Statements

This Current Report on Form 8-K (including certain of the exhibits hereto) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Broadstone’s and Vertical’s actual results may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Broadstone’s and Vertical’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Broadstone’s and Vertical’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Broadstone and Vertical following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the ability to implement business plans, forecasts and other expectations after the completion of the business combination, and identify and realize additional opportunities; (6) the potential inability of Vertical to produce or launch aircraft in the volumes and on timelines projected; (7) the potential inability of Vertical to obtain the necessary certifications on the timelines projected; (8) the potential that certain of Vertical’s strategic partnerships may not materialize into long-term partnership arrangements; (9) the impact of COVID-19 on Vertical’s business and/or the ability of the parties to complete the proposed business combination; (10) the inability to list Vertical’s ordinary shares on the NYSE following the proposed business combination; (11) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (12) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Vertical to grow and manage growth profitably, and retain its key employees; (13) costs related to the proposed business combination; (14) changes in applicable laws or regulations; (15) the possibility that Vertical or Broadstone may be adversely affected by other economic, business, and/or competitive factors; and (16) other risks and uncertainties indicated from time to time in the final prospectus of Broadstone for its initial public offering and the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in Broadstone’s other filings with the SEC. Broadstone cautions that the foregoing list of factors is not exclusive. Broadstone cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Broadstone does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Broadstone’s most recent filings with the SEC and is contained in the Registration Statement, including the Proxy Statement/Prospectus filed in connection with the Proposed Transactions. All subsequent written and oral forward-looking statements concerning Broadstone, Vertical or Pubco, the transactions described herein or other matters and attributable to Broadstone, Vertical, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Broadstone, Vertical and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE acquisition corp.

By:	/s/ Edward Hawkes
Name:	Edward Hawkes
Title:	Chief Financial Officer

Date: December 14, 2021